KEMPER FUNDS TRUST
                        Kemper Large Company Growth Fund
                              Kemper Research Fund
                       Kemper Small Cap Value+Growth Fund

                            SUPPLEMENT TO PROSPECTUS
                             DATED DECEMBER 30, 1998
                           AS REVISED FEBRUARY 5, 1999

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The following disclosure supplements the disclosure in the "Special Features --
Exchange Privilege -- General" section of the prospectus for all funds:

Effective June 1, 1999, in addition to the current limits on exchanges of shares with a value over $1,000,000, shares of a Kemper Fund with a value of $1,000,000 or less (except Kemper Cash Reserves Fund) acquired by exchange from another Kemper Fund, or from a Money Market Fund, may not be exchanged thereafter until they have been owned for 15 days if, in the investment manager's judgement, the exchange activity may have an adverse effect on the fund. In particular, a pattern of exchanges that coincides with a "market timing" strategy may be disruptive to the Fund and therefore may be subject to the 15-Day Hold Policy.

March 25, 1999